UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2006

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 5, 2006, ANSYS, Inc. (“ANSYS”) filed a Form 8-K, under Item 2.01 thereto, to report the completion of its acquisition of Fluent Inc. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, ANSYS stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. ANSYS hereby amends its Form 8-K filed on May 5, 2006 solely in order to provide the required financial information. Unaffected Items have not been repeated in this amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated balance sheets of Fluent Inc. as of December 31, 2005 and 2004 and the related consolidated statements of income, statements of cash flows and statements of stockholders’ equity for each of the three years in the period ended December 31, 2005 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of Ernst & Young LLP as well as the unaudited consolidated balance sheet of Fluent Inc. as of March 31, 2006 and the related unaudited consolidated statements of income and statements of cash flows for each of the three months in the period ended March 31, 2006 and March 31, 2005 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of ANSYS, Inc. as of March 31, 2006 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2006 and the year ended December 31, 2005 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated balance sheets of Fluent Inc. as of December 31, 2005 and 2004 and the related consolidated statements of income, statements of cash flows and statements of stockholders’ equity for each of the three years in the period ended December 31, 2005 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of Ernst & Young LLP as well as the unaudited consolidated balance sheet of Fluent Inc. as of March 31, 2006 and the related unaudited consolidated statements of income and statements of cash flows for each of the three months in the period ended March 31, 2006 and March 31, 2005.

99.2	Unaudited pro forma condensed combined balance sheet of ANSYS, Inc. as of March 31, 2006 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2006 and the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANSYS, INC.

Date: July 14, 2006	By:	/s/ MARIA T. SHIELDS
Maria T. Shields – Chief Financial Officer, VP of Finance and Administration

(Ms. Shields is the Principal Financial and Accounting Officer and has been duly authorized to sign on behalf of the Registrant)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated balance sheets of Fluent Inc. as of December 31, 2005 and 2004 and the related consolidated statements of income, statements of cash flows and statements of stockholders’ equity for each of the three years in the period ended December 31, 2005 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of Ernst & Young LLP as well as the unaudited consolidated balance sheet of Fluent Inc. as of March 31, 2006 and the related unaudited consolidated statements of income and statements of cash flows for each of the three months in the period ended March 31, 2006 and March 31, 2005.

99.2	Unaudited pro forma condensed combined balance sheet of ANSYS, Inc. as of March 31, 2006 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2006 and the year ended December 31, 2005.